AerCap Transaction (Tables)	6 Months Ended
Jun. 30, 2014
AerCap Transaction
Summary of pro forma information

	Pro Forma Three Months Ended June 30, 2014	Pro Forma Three Months Ended June 30, 2013
	(Dollars in thousands)
Total revenue and other income	$1,031,754	$1,095,773
Net income	158,803	73,372

	Pro Forma Six Months Ended June 30, 2014	Pro Forma Six Months Ended June 30, 2013
	(Dollars in thousands)
Total revenue and other income	$2,162,765	$2,151,004
Net income	326,787	139,146

Schedule of the consideration transferred to effect the AerCap Transaction

	(Dollars in thousands)
Cash consideration	$2,400,000	(a)
97,560,976 AerCap common shares issued multiplied by AerCap closing share price per share of $46.59 on May 14, 2014	4,545,366
Stock compensation	12,275

Consideration transferred	$6,957,641

(a)
Excludes the $600.0 million special distribution paid by ILFC to AIG.

Summary of the preliminary allocation of the purchase price to the preliminary fair values of the identifiable assets acquired, the liabilities assumed and non-controlling interest at the closing date

Closing Date Estimated Fair Value
(Dollars in thousands)
Cash and cash equivalents, including restricted cash	$2,958,809
Flight equipment held for operating leases, net	23,989,643
Prepayments on flight equipment	3,166,788
Maintenance rights intangible and lease premium(a)	4,263,076
Other intangibles(b)	440,093
Accrued maintenance liability	(2,688,438)
Debt	(24,339,842)
Other assets and liabilities	(775,990)
Non-controlling interest	(77,047)

Estimate of fair value of net assets acquired	$6,937,092

Consideration transferred	6,957,641

Estimate of goodwill	$20,549

(a)
For a discussion of the Maintenance rights intangible, see Note 2—Summary of Significant Accounting Policies. The weighted average amortization period for lease premium is 6 years.

(b)
The weighted average amortization period for Other intangibles is approximately 16 years.